                                                                    Exhibit 24.1


                                  POWER OF ATTORNEY

                         PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.


Dated May 11, 1998



-----------------------------
Thomas Avallone
Executive Vice President,
Chief Financial Officer
and Director


 /s/ Mark McCormack
-----------------------------
Mark McCormack
Director


-----------------------------
Keith Barish
Chairman of the Board of
Directors and Director


-----------------------------
Ong Beng Seng
Director


-----------------------------
Robert I. Earl
President, Chief Executive
Officer and Director


-----------------------------
Isadore Sharp
Director


-----------------------------
Claudio Gonzalez
Director


-----------------------------
Michael Tarnopol
Director


-----------------------------
Robert Krasnow
Director

                                  POWER OF ATTORNEY

                         PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.


Dated May 11, 1998



-----------------------------
Thomas Avallone
Executive Vice President,
Chief Financial Officer
and Director

-----------------------------
Mark McCormack
Director


-----------------------------
Keith Barish
Chairman of the Board of
Directors and Director


-----------------------------
Ong Beng Seng
Director


-----------------------------
Robert I. Earl
President, Chief Executive
Officer and Director


-----------------------------
Isadore Sharp
Director


-----------------------------
Claudio Gonzalez
Director


-----------------------------
Michael Tarnopol
Director


 /s/ Robert Krasnow
-----------------------------
Robert Krasnow
Director